LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln Life & Annuity Variable Annuity Account H

American Legacy® Advisory

Supplement dated June 11, 2025 to the
Updating Summary Prospectus for Current Contractowners dated May 1, 2025

This Supplement to your summary prospectus outlines important changes that become effective on and after June 16, 2025.  These changes are related to:
a)	Appendix A – Funds Available Under The Contract; and
b)	Appendix B – Investment Requirements.
All other provisions outlined in your variable annuity prospectus remain unchanged.
The following line items are added to Appendix A – Funds Available Under the Contract:

Investment Objective	Fund and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Capital appreciation.	American Funds® IS U.S. Small and Mid Cap Equity Fund – Class 4 advised by Capital Research and Management Company	1.04%[1]	N/A	N/A	N/A
Long-term capital appreciation.	LVIP American Funds Vanguard Active Passive Growth Fund – Service Class advised by Lincoln Financial Investments Corporation	0.98%	N/A	N/A	N/A
1This fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this fund’s annual expenses reflect temporary expense reductions. See the fund’s prospectus for additional information.
You can find the fund prospectus and other information about the Contract online at www.lfg.com/VAprospectus. You can also obtain information at no cost by contacting your financial professional or by sending an email request to CustServSupportTeam@lfg.com.
Appendix B – Investment Requirements: If you have elected a Living Benefit Rider, you may be subject to the Investment Requirements outlined in the prospectus, according to which Living Benefit Rider you own and when you elected that rider. Please refer to your prospectus to determine if you are subject to Investment Requirements. The changes outlined below are effective on or about June 16, 2025, and are added to the existing Investment Requirements in your prospectus. All other provisions of Investment Requirements remain unchanged.

Please note that your Contract may not offer every rider impacted by these requirements.

The following changes apply to Investment Requirements i4LIFE® Advantage Select Guaranteed Income Benefit riders elected on or after May 21, 2018. If you elect i4LIFE® Advantage Select Guaranteed Income Benefit on or after May 21, 2018, the LVIP American Funds Vanguard Active Passive Growth Fund will be added to the list of funds to which you must allocate 100% of your i4LIFE® Advantage Account Value.

The following changes apply to Investment Requirements for other Living Benefit Riders for Contracts issued on or after May 22, 2017. If you elect i4LIFE® Advantage Select Guaranteed Income Benefit prior to May 21, 2018 and on and after August 19, 2024, Lincoln ProtectedPay Select Core® and Estate LockSM, Lincoln ProtectedPay Select Core®, Lincoln ProtectedPay Select Plus®, Lincoln ProtectedPay Select Max®, Lincoln Market Select® Advantage, Lincoln Max 6 SelectSM, Lincoln Wealth PassSM, 4LATER® Select Advantage on or after May 22, 2017, or if you are transitioning to i4LIFE® Advantage Select Guaranteed Income Benefit from one of these riders, the LVIP American Funds Vanguard Active Passive Growth Fund will be added to the list of funds in Group 2 and to the list of funds to which you must allocate 100% of your i4LIFE® Advantage Account Value. The American Funds® IS U.S. Small and Mid Cap Equity Fund will be added to the list of funds in Group 2.

Please retain this supplement for future reference.